AMENDED AND RESTATED SCHEDULE A TO THE AMENDED AND RESTATED SUPERVISION AND ADMINISTRATION AGREEMENT BETWEEN GLOBAL X FUNDS AND GLOBAL X MANAGEMENT COMPANY LLC DATED JULY 2, 2018

Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios as of June 13, 2019:

Name of Fund	Annual Supervision and Admin Fee	Date Fund Approved by Board	Effective Date of Investment Advisory Agreement	Date Fund Commenced Operations
Global X FTSE Nordic Region ETF	0.50%	September 26, 2008	July 2, 2018	August 17, 2009
Global X MSCI Norway ETF	0.50%	October 2, 2009	July 2, 2018	November 9, 2010
Global X MSCI Argentina ETF	0.59%*	December 5, 2008	July 2, 2018	March 2, 2011
Global X MSCI Colombia ETF	0.61%*	December 5, 2008	July 6, 2018	February 5, 2009
Global X MSCI Pakistan ETF	0.68%*	October 2, 2009	July 2, 2018	April 22, 2015
Global X Emerging Africa ETF	0.63%*	October 2, 2009	July 2, 2018
Global X MSCI China Consumer Discretionary ETF	0.65%	October 2, 2009	July 2, 2018	November 30, 2009
Global X MSCI China Energy ETF	0.65%	October 2, 2009	July 2, 2018	December 15, 2009
Global X MSCI China Financials ETF	0.65%	October 2, 2009	July 2, 2018	December 10, 2009
Global X MSCI China Industrials ETF	0.65%	October 2, 2009	July 2, 2018	November 30, 2009
Global X MSCI China Materials ETF	0.65%	October 2, 2009	July 2, 2018	January 12, 2010
Global X MSCI China Communication Services ETF	0.65%	October 2, 2009	August 3, 2018	December 8, 2009
Global X Copper Miners ETF	0.65%	March 26, 2010	July 20, 2018	April 19, 2010
Global X Silver Miners ETF	0.65%	March 26, 2010	July 2, 2018	April 19, 2010
Global X China Mid Cap ETF	0.65%	June 4, 2010	July 2, 2018
Global X Lithium & Battery Tech ETF	0.75%	June 4, 2010	August 10, 2018	July 22, 2010
Global X Uranium ETF	0.69%	June 4, 2010	July 13, 2018	November 4, 2010
Global X Gold Explorers ETF	0.65%	August 27, 2010	July 2, 2018	November 3, 2010
Global X MSCI Next Emerging & Frontier ETF	0.49%*	November 17, 2010	July 27, 2018	November 6, 2013
Global X FTSE Southeast Asia ETF	0.65%	November 17, 2010	July 2, 2018	February 16, 2011
Global X Fertilizers/Potash ETF	0.69%	February 25, 2011	July 27, 2018	May 25, 2011
Global X SuperDividend® ETF	0.58%	February 25, 2011	July 2, 2018	June 8, 2011
Global X MLP ETF	0.45%	May 11, 2011	July 2, 2018	April 18, 2012
Global X MLP Natural Gas ETF	0.58%	May 11, 2011	July 2, 2018
Global X MSCI Portugal ETF	0.55%*	August 19, 2011	July 2, 2018	November 12, 2013
Global X FTSE Ukraine Index ETF	0.68%*	August 19, 2011	July 2, 2018
Global X MSCI Greece ETF	0.55%*	August 19, 2011	July 2, 2018	December 7, 2011
Global X Hungary Index ETF	0.68%*	August 19, 2011	July 2, 2018
Global X Luxembourg ETF	0.55%*	August 19, 2011	July 2, 2018
Global X FTSE Morocco 20 Index ETF	0.68%*	August 19, 2011	July 2, 2018
Global X Czech Republic Index ETF	0.68%*	August 19, 2011	July 2, 2018
Global X Slovakia Index ETF	0.68%*	August 19, 2011	July 2, 2018
Global X Kuwait ETF	0.68%*	August 19, 2011	July 2, 2018
Global X MSCI Nigeria ETF	0.68%*	August 19, 2011	July 2, 2018	April 2, 2013
Global X FTSE Bangladesh Index ETF	0.68%*	August 19, 2011	July 2, 2018
Global X FTSE Sri Lanka Index ETF	0.68%*	August 19, 2011	July 2, 2018
Global X Kazakhstan Index ETF	0.68%*	August 19, 2011	July 2, 2018
Global X FTSE Frontier Markets ETF	0.68%*	August 19, 2011	July 2, 2018

Name of Fund	Annual Supervision and Admin Fee	Date Fund Approved by Board	Effective Date of Investment Advisory Agreement	Date Fund Commenced Operations
Global X Central America Index ETF	0.68%*	August 19, 2011	July 2, 2018
Global X Central and Northern Europe ETF	0.55%*	August 19, 2011	July 2, 2018
Global X Southern Europe ETF	0.55%*	August 19, 2011	July 2, 2018
Global X Eastern Europe ETF	0.68%*	August 19, 2011	July 2, 2018
Global X Sub-Saharan Africa Index ETF	0.68%*	August 19, 2011	July 2, 2018
Global X FTSE Toll Roads & Ports ETF	0.65%	August 19, 2011	July 2, 2018
Global X FTSE Railroads ETF	0.65%	August 19, 2011	July 2, 2018
Global X Land ETF	0.65%	August 19, 2011	July 2, 2018
Global X Cement ETF	0.69%	August 19, 2011	July 2, 2018
Global X Advanced Materials ETF	0.69%	August 19, 2011	July 2, 2018
Global X Social Media ETF	0.65%	August 19, 2011	July 2, 2018	November 14, 2011
Global X SuperIncome™ Preferred ETF	0.58%	February 24, 2012	July 2, 2018	July 16, 2012
Global X SuperDividend® REIT ETF	0.58%	February 24, 2012	July 2, 2018	March 16, 2015
Global X Risk Parity ETF	0.58%	February 24, 2012	July 2, 2018
Global X Guru® Index ETF	0.75%	May 25, 2012	July 27, 2018	June 4, 2012
Global X SuperDividend® U.S. ETF	0.45%	November 16, 2012	July 2, 2018	March 11, 2013
Global X MLP & Energy Infrastructure ETF	0.45%	February 22, 2013	July 2, 2018	August 6, 2013
Global X | JPMorgan Efficiente Index ETF	0.69%	September 5, 2014	July 2, 2018	October 22, 2014
Global X | JPMorgan US Sector Rotator Index ETF	0.69%	September 5, 2014	July 2, 2018	October 22, 2014
Global X MSCI SuperDividend® Emerging Markets ETF	0.65%	November 14, 2014	July 2, 2018	March 16, 2015
Global X SuperDividend® Alternatives ETF	0.75%	March 10, 2015	July 2, 2018	July 13, 2015
Global X Scientific Beta US ETF	0.19%	March 10, 2015	July 2, 2018	May 12, 2015
Global X Scientific Beta Europe ETF	0.38%	March 10, 2015	July 2, 2018	May 12, 2015
Global X Scientific Beta Asia ex-Japan ETF	0.38%	March 10, 2015	July 2, 2018	May 12, 2015
Global X Scientific Beta Japan ETF	0.38%	March 10, 2015	July 27, 2018	May 12, 2015
Global X Scientific Beta Developed Markets ex-US ETF	0.38%	March 10, 2015	July 2, 2018
Global X YieldCo & Renewable Energy Income ETF	0.65%	April 21, 2015	July 2, 2018	May 27, 2015
Global X S&P 500® Catholic Values ETF	0.29%	May 29, 2015	July 2, 2018	April 18, 2016
Global X Internet of Things ETF	0.68%	November 13, 2015	July 2, 2018	September 12, 2016
Global X Health & Wellness Thematic ETF	0.68%	November 13, 2015	July 2, 2018	May 9, 2016
Global X FinTech ETF	0.68%	November 13, 2015	July 2, 2018	September 12, 2016
Global X Conscious Companies ETF	0.43%	November 13, 2015	July 2, 2018	July 11, 2016

Name of Fund	Annual Supervision and Admin Fee	Date Fund Approved by Board	Effective Date of Investment Advisory Agreement	Date Fund Commenced Operations
Global X Education ETF	0.68%	February 26, 2016	July 2, 2018
Global X Robotics & Artificial Intelligence ETF	0.68%	February 26, 2016	July 2, 2018	September 12, 2016
Global X Longevity Thematic ETF	0.68%	February 26, 2016	July 2, 2018	May 9, 2016
Global X Millennials Thematic ETF	0.68%	February 26, 2016	July 27, 2018	May 4, 2016
Global X Scientific Beta Emerging Markets ETF	0.45%	April 19, 2016	July 2, 2018
Global X MSCI SuperDividend® EAFE ETF	0.55%	September 9, 2016	July 2, 2018	November 14, 2016
Global X Founder-Run Companies ETF	0.45%	September 9, 2016	July 2, 2018	February 13, 2017
Global X U.S. Infrastructure Development ETF	0.47%	February 24, 2017	July 2, 2018	March 6, 2017
Global X U.S. Preferred ETF	0.23%	February 24, 2017	July 2, 2018	September 11, 2017
Global X Future Analytics Tech ETF	0.68%	February 23, 2018	July 2, 2018	May 11, 2018
Global X Autonomous & Electric Vehicles ETF	0.68%	February 23, 2018	July 2, 2018	April 13, 2018
Global X TargetIncomeTM 5 ETF	0.39%	February 23, 2018	July 27, 2018	July 27, 2018
Global X TargetIncomeTM Plus 2 ETF	0.39%	February 23, 2018	July 27, 2018	July 27, 2018
Global X S&P 500® Quality Dividend ETF	0.35%	May 23, 2018	July 13, 2018	July 13, 2018
Global X Augmented & Virtual Reality ETF	0.68%	May 23, 2018
Global X E-commerce ETF	0.68%	May 23, 2018	November 26, 2018	November 27, 2018
Global X Genomics & Biotechnology ETF	0.68%	May 23, 2018	April 2, 2019	April 5, 2019
Global X Adaptive U.S. Factor ETF	0.27%	May 23, 2018	August 24, 2018	August 24, 2018
Global X MSCI China Consumer Staples ETF	0.65%	September 13, 2018	December 7, 2018	December 7, 2018
Global X MSCI China Real Estate ETF	0.65%	September 13, 2018	December 7, 2018	December 7, 2018
Global X MSCI China Health Care ETF	0.65%	September 13, 2018	December 7, 2018	December 7, 2018
Global X MSCI China Utilities ETF	0.65%	September 13, 2018	December 7, 2018	December 7, 2018
Global X MSCI China Information Technology ETF	0.65%	September 13, 2018	December 7, 2018	December 7, 2018
Global X MSCI China Large-Cap 50 ETF	0.29%	September 13, 2018	December 7, 2018	December 7, 2018
Global X DAX Germany ETF	0.45%	September 13, 2018	December 24, 2018	December 24, 2018
Global X NASDAQ 100 Covered Call ETF	0.60%	September 13, 2018	December 24, 2018	December 24, 2018
Global X S&P 500 Covered Call ETF	0.65%	September 13, 2018	December 24, 2018	December 24, 2018
Global X Cloud Computing ETF	0.68%	November 13, 2018	April 12, 2019	April 12, 2019
Global X Russell 2000 Covered Call ETF	0.60%	November 13, 2018	April 17, 2019	April 17, 2019

Name of Fund	Annual Supervision and Admin Fee	Date Fund Approved by Board	Effective Date of Investment Advisory Agreement	Date Fund Commenced Operations
Global X Cybersecurity ETF	0.60%	June 13, 2019
Global X Video Games & Esports ETF	0.50%	June 13, 2019
Global X Marijuana ETF	0.50%	June 13, 2019

*	Asset-based custody fees are not included in the annual Supervision and Administration fee. Asset-based custody fees will be borne by the respective fund.
[SIGNATURES TO FOLLOW]

GLOBAL X FUNDS
/s/ Lisa K. Whittaker
By: Lisa K. Whittaker
Title: Secretary

GLOBAL X MANAGEMENT COMPANY LLC

/s/ Lisa K. Whittaker
By: Lisa K. Whittaker
Title: General Counsel